UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 27, 2004



              MAUI LAND & PINEAPPLE COMPANY, INC.
     (Exact name of registrant as specified in its charter)



           HAWAII                 0-6510            99-0107542
(State or other jurisdiction   (Commission       (I.R.S. Employer
incorporation or organization) File Number)     Identification No.)




120 Kane Street, P. O. Box 187, Kahului, Maui, Hawaii  96733-6687
    (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code: (808)877-3351



                              NONE
  Former Name or Former Address, if Changed Since Last Report









ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

         (c) Exhibits.
             99.1 Maui Land & Pineapple Company, Inc. Press Release
                  dated April 27, 2004



ITEM 12.  RESULTS OF OPERATIONS

          On April 27, 2004, Maui Land & Pineapple Company, Inc. issued a press release announcing its results for the quarter ended March 31, 2004. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.











                           SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                              MAUI LAND & PINEAPPLE COMPANY, INC.



May 7, 2004               /S/ PAUL J. MEYER
Date                          Paul J. Meyer
                              Executive Vice President/Finance
                              (Principal Financial Officer)